NOTES PAYABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
NOTES PAYABLE
Sament promissory note	$ 3,783	$ 3,783
Evergreen Private Placement	1,022	2,301
SBA loan	150	150
NJD Investments, LLC promissory note	1,155	0
SAFE agreements	0	538
Related party loans	0	1,888
Vehicle loan	244	116
Total gross debt	6,354	8,776
Less: Gross short term debt	(2,042)	(4,209)
Less: Debt discount	(30)	(685)
Net long term debt	$ 4,282	$ 3,882